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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  ___________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     February 17, 2000
                                                     -----------------


                              MOORE PRODUCTS CO.
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            (Exact name of registrant as specified in its charter)

       Pennsylvania                   0-545                    23-1427830
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)

         1201 Sumneytown Pike
           Spring House, PA                              19477-0900
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (215) 646-7400
                                                     --------------

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         (Former name or former address, if changed since last report)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

     Reference is made to the Current Report on Form 8-K, dated January 27, 2000, of Moore Products Co., a Pennsylvania corporation ("Moore"), describing that certain Agreement and Plan of Merger, dated January 16, 2000 (the "Merger Agreement"), among Moore, Siemens Energy & Automation, Inc., a Delaware corporation ("Parent"), and Malibu Acquisition Corp., a Pennsylvania corporation and wholly owned subsidiary of Parent ("Sub"). Parent and Sub are indirect subsidiaries of Siemens Aktiengesellschaft, a German corporation ("Siemens"). Pursuant to the Merger Agreement, on January 21, 2000, Sub commenced a tender offer to purchase (the "Offer") all of the issued and outstanding (i) shares of common stock, par value $1.00 per share, of Moore (the "Common Shares") for consideration of $54.71, net to the seller in cash, per Common Share (the "Common Share Price") and (ii) shares of Series A preferred stock, par value $1.00 per share, of Moore (the "Preferred Shares" and, with the Common Shares, collectively the "Shares") for consideration of $21.88, net to the seller in cash, per Preferred Share. The Offer was disclosed in the Tender Offer Statement on Schedule 14D-1 (the "Schedule 14D-1") filed by Parent, Sub and Siemens with the Securities and Exchange Commission (the "Commission") on January 21, 2000. The recommendation of the Board of Directors of Moore with respect to the Offer was set forth in the Solicitation/Recommendation Statement on Schedule 14D-9 filed by Moore with the Commission on January 21, 2000.

     The Offer expired at midnight, New York City time, on Thursday, February 17, 2000. As of the expiration of the Offer, approximately 2,562,538 Common Shares and 175,950 Preferred Shares had been tendered and accepted for payment, which represented approximately 97% of the outstanding Common Shares, 100% of the outstanding Preferred Shares and approximately 98% of the total voting power of Moore on a fully diluted basis.

     The Merger Agreement also provided, among other things, that upon the terms and subject to the conditions contained therein and in accordance with the Pennsylvania Business Corporation Law (the "PBCL"), as promptly as practicable after the purchase of the Shares pursuant to the Offer and the satisfaction or waiver of the conditions contained therein, Sub would be merged with and into Moore (the "Merger"), with Moore continuing as the surviving corporation in the Merger as a wholly-owned subsidiary of Parent. On February 23, 2000, in accordance with the Merger Agreement and pursuant to Section 1924 of the PBCL, the Merger was consummated, and each issued and outstanding Common Share not tendered in the Offer (other than Common Shares held by Moore, Parent or any subsidiary of Moore or Parent, and Common Shares held by shareholders who properly exercise their dissenters' rights under the PBCL) was converted into the right to receive the Common Share Price without interest thereon.

     Following the effective time of the Merger, the Board of Directors of Moore was reconstituted to consist of Thomas J Malott and Gary K. Gabriel.

     Also on February 23, 2000 and in accordance with the Merger Agreement, all the outstanding stock options granted under Moore's 1994 Stock Option Plan and 1997 Non-Employee Directors' Equity Incentive Plan (the "Options") (1) became fully vested, (2) became the right to receive a payment in cash from Moore equal to the product of (i) the number of

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Common Shares subject to such Options and (ii) the excess, if any, of the Common
Share Price over the exercise price of such Options, and (3) were cancelled.

     The total consideration paid by Sub in the Offer and the Merger was approximately $170 million, and such funds were made available to Sub from Siemens through a combination of cash on hand and other internally generated funds.

     The preceding description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which has been filed as
Exhibit 2.1 hereto and as Exhibit (c)(1) to the Schedule 14D-1 and is incorporated herein by reference.

          Concurrently with the execution of the Merger Agreement, as required by Parent and Sub, certain shareholders of Moore (including members of the Moore family and all of Moore's Directors) who were the beneficial owners of approximately 55% of the total voting power of Moore on a fully diluted basis, entered into a Tender and Option Agreement (the "Tender Agreement") with Moore, Parent and Sub pursuant to which such shareholders agreed, among other things, to grant Parent and Sub an option to purchase the Shares subject thereto upon the occurrence of certain events and to tender in the Offer, and not withdraw therefrom, the Shares owned by such shareholders, as well as any other Moore securities acquired by such shareholders prior to the expiration of the Offer, including pursuant to the exercise of Options. All of the Moore shareholders who were parties to the Tender Agreement tendered their Shares in the Offer as contemplated by the Tender Agreement.

     The preceding description of the Tender Agreement is qualified in its entirety by reference to the Tender Agreement, a copy of which has been filed as
Exhibit 10.1 hereto and as Exhibit (c)(3) to the Schedule 14D-1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits


      Exhibit
      -------

       2.1 Agreement and Plan of Merger, dated January 16, 2000, among Siemens Energy & Automation, Inc., Malibu Acquisition Corp., and Moore Products Co. (incorporated herein by reference to Exhibit (c)(1) to the Schedule 14D-1 filed by Siemens Energy & Automation, Inc., Malibu Acquisition Corp. and Siemens Aktiengesellschaft on January 21, 2000).

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      10.1          Tender and Option Agreement, dated January 16, 2000, among
                    Siemens Energy & Automation, Inc., Malibu Acquisition Corp., Moore Products Co. and the Shareholders of Moore Products Co. listed on Schedule A thereto (incorporated by reference to Exhibit (c)(3) to the Schedule 14D-1 filed by Siemens Energy & Automation, Inc., Malibu Acquisition Corp. and Siemens Aktiengesellschaft on January 21, 2000).

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              MOORE PRODUCTS CO.

Date:  March 2, 2000          By: /s/ Robert E. Wisniewski
                                  ------------------------------------------
                                  Robert E. Wisniewski
                                  Secretary and Treasurer

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                                 Exhibit Index
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No.                 Description
---                 -----------

 2.1 Agreement and Plan of Merger dated January 16, 2000 among Siemens Energy & Automation, Inc., Malibu Acquisition Corp., and Moore Products Co. (incorporated herein by reference to Exhibit (c)(1) to the Schedule 14D-1 filed by Siemens Energy & Automation, Inc., Malibu Acquisition Corp. and Siemens Aktiengesellschaft on January 21, 2000).

10.1 Tender and Option Agreement, dated January 16, 2000, among Siemens Energy & Automation, Inc., Malibu Acquisition Corp., Moore Products Co. and the Shareholders of Moore Products Co. listed on Schedule A thereto (incorporated by reference to Exhibit (c)(3) to the Schedule 14D-1 filed by Siemens Energy & Automation, Inc., Malibu Acquisition Corp. and Siemens Aktiengesellschaft on January 21, 2000).

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